UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 23, 2022

Date of Report (Date of earliest event reported)

Goldenbridge Acquisition Limited

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40132	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15/F, Aubin House 171-172 Gloucester Road Wanchai, Hong Kong	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 186-0217-2929

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, no par value, one Redeemable Warrant to acquire one-half of one Ordinary Share, and one Right to acquire one-tenth (1/10) of an Ordinary Share	GBRGU	NASDAQ Capital Market
Ordinary Shares	GBRG	NASDAQ Capital Market
Warrants	GBRGW	NASDAQ Capital Market
Rights	GBRGR	NASDAQ Capital Market

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions among Goldenbridge Acquisition Limited (“Goldenbridge”), SunCar Technology Group Inc. (“Purchaser”), SunCar Technology Global Inc. (“Merger Sub”) and Auto Services Group Limited (“SunCar” or “Company”) and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transactions, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transactions, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of Goldenbridge and SunCar to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of SunCar or Goldenbridge; (v) risks related to disruption of management time from ongoing business operations due to the proposed transactions; (vi) the risk that any announcements relating to the proposed transactions could have adverse effects on the market price of Goldenbridge’s securities; (vii) the risk that the proposed transactions and its announcement could have an adverse effect on the ability of SunCar and Goldenbridge to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii) the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; and (ix) risks associated with the financing of the proposed transactions. A further list and description of risks and uncertainties can be found in Goldenbridge’s initial public offering prospectus dated March 1, 2021, in Goldenbridge’s periodic reports on Form 10-Q and Form 10-K filed with the SEC subsequent thereto and in the Registration Statement on Form F-4 and proxy statement that will be filed with the Securities and Exchange Commission (the “SEC”) by the Purchaser in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Goldenbridge, Purchaser, Merger Sub, SunCar, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the transactions described herein, Goldenbridge and Purchaser will file relevant materials with the SEC, including the joint prospectus and a proxy statement as part of a registration statement on Form F-4 (the “Form F-4”). The proxy statement and a proxy card will be mailed to the shareholders as of a record date to be established for voting at the shareholders’ meeting relating to the proposed transactions. The shareholders will also be able to obtain a copy of the Form F-4 without charge from the Company. The Form F-4, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to Goldenbridge at 15/F, Aubin House 171-172 Gloucester Road Wanchai, Hong Kong.

INVESTORS AND SECURITY HOLDERS OF GOLDENBRIDGE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT GOLDENBRIDGE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GOLDENBRIDGE, SUNCAR AND THE TRANSACTIONS.

Participants in Solicitation

Goldenbridge, Purchaser, Merger Sub, SunCar, the principal shareholders of SunCar, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Goldenbridge ordinary shares in respect of the proposed transaction. Information about Goldenbridge’s directors and executive officers and their ownership of Goldenbridge’s ordinary shares is set forth in Goldenbridge’s initial public offering prospectus dated March 1, 2021 filed with the SEC. Other information regarding the interests of the participants in the proxy solicitation will be included in the Form F-4 when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Item 1.01 Entry into a Material Definitive Agreement.

On May 23, 2022, Goldenbridge Acquisition Limited, a British Virgin Islands business company (“Goldenbridge”), SunCar Technology Group Inc., a Cayman Islands exempted company and a wholly-owned subsidiary of Goldenbridge (“Purchaser”), SunCar Technology Global Inc., a Cayman Islands exempted company and a wholly-owned subsidiary of Purchaser (“Merger Sub,” together with Goldenbridge, Purchaser, the “Purchaser Parties”), Auto Services Group Limited, a Cayman Islands exempted company (“SunCar”), the principal shareholders of SunCar (“Principal Shareholders”), and Ye Zaichang, as representative of the Principal Shareholders, entered into an Agreement and Plan of Merger (the “Agreement”).

Acquisition Merger and Acquisition Consideration

Upon the closing of the transactions contemplated by the Agreement, Goldenbridge will merge with and into the Purchaser, resulting in all Goldenbridge shareholders becoming shareholders of the Purchaser as described under the below section titled “Reincorporation Merger.” Concurrently therewith, Merger Sub will merge with and into SunCar, resulting in the Purchaser acquiring 100% of the issued and outstanding equity securities of SunCar (the “Acquisition Merger”). Upon the closing of the Acquisition Merger, ordinary shares of Purchaser shall be reclassified into class A (“Purchaser Class A Ordinary Shares”) and class B ordinary shares (“Purchaser Class B Ordinary Shares,” together with Purchaser Class A Ordinary Shares, collectively “Purchaser Ordinary Shares”) whereby each Purchaser Class A Ordinary Share shall be entitled to one (1) vote on all matters subject to vote at general and special meetings of the post-closing company, and each Purchaser Class B Ordinary Share shall be entitled to 10 votes on all matters subject to vote at general and special meetings of the post-closing company.

The aggregate consideration to be paid to SunCar shareholders for the Acquisition Merger is US$800 million, payable in the form of a number of newly issued Purchaser Ordinary Shares (the “Closing Payment Shares”) valued at $10.00 per share. Under the Merger Agreement, 1,000,000 shares of the Closing Payment Shares (“Escrow Shares”) will be held in escrow for a period of six months after the closing to satisfy indemnification obligations.

In addition to the Closing Payment Shares, certain SunCar shareholders may be entitled to receive earn-out shares as follows: (i) 1,600,000 Purchaser Class A Ordinary Shares if SunCar’s revenue equals or exceeds US$258,000,000 for the fiscal year ending December 31, 2022, as reflected on the audited consolidated financial statements of SunCar as of and for the fiscal year ended December 31, 2022; (ii) 1,600,000 Purchaser Class A Ordinary Shares if SunCar’s revenue equals or exceeds US$352,000,000 for the fiscal year ending December 31, 2023, as reflected on the audited consolidated financial statements of SunCar as of and for the fiscal year ended December 31, 2023; and (iii) 1,600,000 Purchaser Class A Ordinary Shares if SunCar’s revenue equals or exceeds US$459,000,000 for the fiscal year ending December 31, 2024, as reflected on the audited consolidated financial statements of SunCar as of and for the fiscal year ended December 31, 2024.

Furthermore, the parties agreed that immediately following the closing of the Acquisition Merger, Purchaser’s board of directors will consist of five (5) directors, a majority of whom shall qualify as independent directors under Nasdaq rules.

Under the Agreement, commencing from the closing of the transactions, certain SunCar shareholders shall be entitled to (i) make a written demand for registration under the Securities Act of all or part of their shares, with one minority shareholder, KMBP Holdings Limited, having the right to demand up to three registration statements covering some or all of its shares; and (ii)“piggy-back” registration rights with respect to registration statements filed following the consummation of the transactions. Purchaser will bear the expenses incurred in connection with the filing of any such registration statements.

Reincorporation Merger

Immediately prior to the Acquisition Merger, Goldenbridge will be merged with and into Purchaser, the separate corporate existence of Goldenbridge will cease and Purchaser will continue as the surviving corporation (the “Reincorporation Merger”). In connection with the Reincorporation Merger, every issued and outstanding unit of Goldenbridge shall separate into each unit’s individual components, consisting of one ordinary share, one warrant and one right, and all units shall cease to be outstanding and shall automatically be canceled and retired and shall cease to exist. In addition, each of Goldenbridge’s issued and outstanding securities will be converted into an equivalent amount of Purchaser’s securities, as follows:

●	Each ordinary share of Goldenbridge will be converted automatically into one Purchaser Class A Ordinary Share;

●	Each right to acquire one-tenth of one Goldenbridge ordinary share will be converted automatically into one right to acquire one-tenth of one Purchaser Class A Ordinary Share;

●	Each warrant entitled to purchase one half (1/2) of one Goldenbridge ordinary share at a price of $11.50 per whole share will be converted automatically into one warrant to purchase one half (1/2) of one Purchaser Class A Ordinary Share at a price of $11.50 per whole share; and

●	Each unit purchase option of Goldenbridge will be converted automatically into one unit purchase option of Purchaser.

Representations and Warranties

In the Agreement, SunCar and the Principal Shareholders make certain representations and warranties (with certain exceptions set forth in the disclosure schedules to the Agreement) relating to, among other things: (a) proper corporate organization of SunCar and its affiliates and subsidiaries and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Agreement and other transaction documents; (c) neither the execution, delivery nor performance of the Agreement need any consent, approval, license or other action of any government authority; (d) absence of conflicts; (e) capital structure; (f) accuracy of charter documents and corporate records; (g) required consents and approvals; (h) financial information; (i) absence of certain changes or events; (j) title to assets and properties; (k) material contracts; (l) ownership of real property; (m) licenses and permits; (n) compliance with laws; (o) ownership of intellectual property; (p) customers and suppliers; (q) employment and labor matters; (r) tax matters; (s) environmental matters; (t) brokers and finders; (u) that SunCar is not an investment company; (p) no Action pending or threatened against SunCar; and (u) other customary representations and warranties.

In the Agreement, Goldenbridge makes certain representations and warranties relating to, among other things: (a) proper corporate organization and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Agreement and other transaction documents; (c) no governmental authorization required; (d) Non-Contravention; (e) brokers and finders; (f) capital structure; (g) validity of share issuance; (h) minimum trust fund amount; (i) validity of Nasdaq Stock Market listing; (j) SEC filing requirements and financial statements; (k) litigation; (l) compliance with laws; (m) material contracts; (n) that Goldenbridge is not an investment company; and (o) other customary representations and warranties.

Conduct Prior to Closing; Covenants

The parties made customary representations, warranties and covenants in the Agreement, including, among other things, covenants with respect to the conduct of SunCar and its affiliates/subsidiaries prior to the closing of the business combination. The parties have also agreed to customary “no shop” obligations.

The Agreement also contains covenants providing for:

●	SunCar purchasing up to an aggregate of 400,000 of the insider shares held by the initial shareholders (as defined in the final prospectus of Goldenbridge as of March 1, 2021) at a price of $10.00 per share at the closing of the Acquisition Merger;

●	SunCar’s former shareholders obtaining the rights to appoint a majority of the members of the board of SunCar Technology Group Inc.; and

●	all rights to exculpation, indemnification and advancement of expenses existing in favor of D&O Indemnified Persons shall survive the closing and continue in full force and effect in accordance with their respective terms to the extent permitted by applicable Law.

Conditions to Closing

General Conditions

Consummation of the Agreement and the transactions therein is conditioned on, among other things: (i) the absence of any order or provisions of any applicable Law making the transactions illegal or otherwise preventing the transactions; (ii) SunCar and Goldenbridge receiving approval from their respective shareholders to the transactions; (iii) there shall not be any Action brought by a third party that is not an Affiliate of the parties thereto to enjoin or otherwise restrict the consummation of the closing; (iv) the SEC shall have declared the Form F-4 effective; (v) no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued; and (vi) each of the Additional Agreements shall have been entered into and the same shall be in full force and effect; provided that the non-execution of the Lock-up Agreements by (a) shareholders who are not the Key Personnel nor Controlled by the Key Personnel and (b) grantees of SunCar options that are vested as of the closing, collectively holding no more than 5% of share capital in SunCar (on a fully-diluted basis) immediately prior to the closing shall not affect the closing or occurrence of the closing.

SunCar’s Conditions to Closing

The obligations of SunCar to consummate the transactions contemplated by the Agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

●	Purchaser Parties complying with all of their obligations under the Agreement in all material respects;

●	subject to applicable materiality qualifiers, the representations and warranties of Purchaser Parties being true on and as of the closing date of the transactions and Purchaser Parties complying with all required covenants in the Agreement;

●	Purchaser Parties complying with the reporting requirements under the Securities Act and Exchange Act, as applicable;

●	there having been no material adverse effect to Purchaser Parties; and

●	Purchaser shall remain listed on Nasdaq and the additional listing application for the Closing Payment Shares shall have been approved by Nasdaq.

Purchaser Parties’ Conditions to Closing

The obligations of Purchaser Parties to consummate the transactions contemplated by the Agreement, in addition to the conditions described above in the first paragraph of this “Conditions to Closing” section, are conditioned upon each of the following, among other things:

●	SunCar and its subsidiaries complying with all of the obligations under the Agreement in all material respects;

●	subject to applicable materiality qualifiers, the representations and warranties of SunCar and its subsidiaries being true on and as of the closing date of the transactions and SunCar and its subsidiaries complying with all required covenants in the Agreement;

●	all necessary governmental approvals have been received in form and substance reasonably satisfactory;

●	there having been no material adverse effect to SunCar’s business;

●	Goldenbridge receiving legal opinions from SunCar’s counsels in the PRC and Cayman Islands; and

Termination

The Agreement may be terminated and/or abandoned at any time prior to the closing, whether before or after approval of the proposals being presented to Goldenbridge’s shareholders, by:

●	Goldenbridge, if SunCar has materially breached any representations, warranties, agreements or covenants contained therein or in any Additional Agreement to be performed on or prior to the closing date, or the Agreement or the transactions contemplated thereby fail to be authorized or approved by the shareholders of SunCar, and such breach shall not be cured within fifteen (15) days following receipt by SunCar of a notice describing in reasonable detail the nature of such breach. Goldenbridge will be entitled to a break-up fee of $2,000,000 promptly after such termination, in absence of the factors set forth under the third point regarding force majeure below;

●	SunCar, if Goldenbridge has materially breached any of its covenants, agreements, representations, and warranties contained therein or in any Additional Agreement to be performed on or prior to the closing date and such breach has not been cured within fifteen (15) days following the receipt by Goldenbridge of a notice describing in reasonable detail the nature of such breach. SunCar will be entitled to a break-up fee of $2,000,000 promptly after such termination, in absence of the factors set forth under the third point regarding force majeure below;

●	For the avoidance of doubt, in the event of a force majeure such as the SEC holding the clearance of the Form F-4 for more than six months from the filing of such Registration Statement or the SEC’s proposed rules amendment on Special Purpose Acquisition Companies dated March 30, 2022 (Release No., 33-11048; IC-34549) becomes effective, such break-up fees will not apply.

Indemnification

Until six (6) months from and after the closing date, the Principal Shareholders of SunCar agreed to indemnify Purchaser from any and all losses incurred or sustained by the Purchaser as a result of or in connection with any breach, inaccuracy or nonfulfillment of any of the representations, warranties and covenants of SunCar contained in the Agreement. The indemnification applies only to amounts (in aggregate) in excess of $1,000,000, and the indemnification obligations are capped at the value of the shares that are being held in escrow. Such indemnification can only be satisfied with the cancellation of Purchaser Ordinary Shares.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the actual Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference. Capitalized terms not otherwise defined above have the meaning ascribed to them in the Agreement.

In addition to the Agreement, the following agreements have been or will be entered into in connection with the closing of the business combination.

Shareholder Support Agreements

Concurrently with the execution of the Agreement, certain of SunCar’s officers, directors, founders and holders who collectively own approximately 87.86% of SunCar’ voting stock entered into support agreements, pursuant to which each such holder agreed to vote in favor of the business combination, subject to the terms of such shareholder support agreements. A copy of the form of shareholder support agreement is attached to this report as Exhibit 10.1 and incorporated herein by reference.

Insider Share Purchase Agreement

In connection with the closing of the transactions, SunCar and the initial shareholders of Goldenbridge will enter into an Insider Share Purchase Agreement whereby SunCar will agree to buy up to an aggregate of 400,000 Goldenbridge ordinary shares held by the initial shareholders at a price of $10.00 per share for up to an aggregate purchase price of $4,000,000.

Escrow Agreement

In connection with the closing of the transactions, the Purchaser, Ye Zaichang as the representative of SunCar shareholders, and an escrow agent will enter into an Escrow Agreement, pursuant to which SunCar shareholders will deposit 1,000,000 of their Purchaser Ordinary Shares to secure the indemnification obligations as contemplated by the Agreement.

Lock-up Agreements

In connection with the closing of the transactions, Purchaser will enter into Lock-Up Agreements with certain SunCar shareholders, which will provide that such SunCar shareholders will not, within twelve (12) months from the closing of the business combination and subject to certain exceptions, offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the ordinary shares issued in connection with the Acquisition Merger, enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such shares, whether any of these transactions are to be settled by delivery of any such shares, in cash, or otherwise.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Merger Agreement dated May 23, 2022
10.1	Form of Shareholder Support Agreement
99.1	Press Release, dated May 26, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2022

GOLDENBRIDGE ACQUISITION LIMITED

By:	/s/ Yongsheng Liu
Name:	Yongsheng Liu
Title:	Chief Executive Officer